SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.     )


Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement    [ ]   Confidential, for use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                            Landmark Bancshares, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
     (5)  Total fee paid:
--------------------------------------------------------------------------------

  [ ]   Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:
--------------------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
     (3)  Filing Party:
--------------------------------------------------------------------------------
     (4)  Date Filed:
--------------------------------------------------------------------------------

                         [HOLDING COMPANY LETTERHEAD]








December 15, 1998

Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of Landmark Bancshares, Inc., I cordially invite you to attend the 1999 annual meeting of stockholders to be held at the Dodge City Country Club, located at North Avenue C, Dodge City, Kansas, on Wednesday, January 20, 1999 at 1:30 p.m. The attached Notice of Annual Meeting of Stockholders and proxy statement describe the formal business to be transacted at the meeting. During the meeting, I will also report on the operations of the company. Directors and officers of the company will be present to respond to your questions.

         The matters to be considered by stockholders at the meeting are described in the accompanying material. The Board of Directors has determined that the matters to be considered at the meeting are in the best interest of the company and its stockholders. For the reasons set forth in the proxy statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS PROMPTLY AS POSSIBLE. This will not prevent you from voting in person at the meeting, but will assure that your vote is counted if you are unable to attend. YOUR VOTE IS VERY IMPORTANT.

                               Sincerely,

                               /s/ Larry Schugart
                               -------------------------------------------------
                               Larry Schugart
                               President and Chief Executive Officer

--------------------------------------------------------------------------------
                            LANDMARK BANCSHARES, INC.
                               CENTRAL AND SPRUCE
                            DODGE CITY, KANSAS 67801
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 20, 1999
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders (the "Meeting") of Landmark Bancshares, Inc. (the "Company"), will be held at the Dodge City Country Club, located at North Avenue C, Dodge City, Kansas, at 1:30 p.m., local time, on Wednesday, January 20, 1999.

         The Meeting is for the purpose of considering and acting upon the following matters:

               1.   The election of one director of the Company;

               2.   The  ratification  of  Regier  Carr  &  Monroe,   L.L.P.  as
                    independent auditors of Landmark Bancshares, Inc. for the fiscal year ending September 30, 1999; and

               3. The transaction of such other matters as may properly come before the Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting is held. Stockholders of record at the close of business on November 27, 1998, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.


                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ Gary L. Watkins
                                   ---------------------------------------------
                                   GARY L. WATKINS
                                   SECRETARY

Dodge City, Kansas
December 15, 1998

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                            LANDMARK BANCSHARES, INC.
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                January 20, 1999
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors (the "Board of Directors" or the "Board") of Landmark Bancshares, Inc. (the "Company"), the holding company of Landmark Federal Savings Bank (the "Bank"), to be used at the 1999 Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Dodge City Country Club, located at North Avenue C, Dodge City, Kansas on Wednesday, January 20, 1999, at 1:30 p.m., local time. The accompanying Notice of Meeting and this proxy statement are being first mailed to stockholders on or about December 15, 1998.

         At the Meeting, stockholders will consider and vote upon (i) the election of one director and (ii) the ratification of Regier Carr & Monroe, L.L.P. as independent auditors of the Company for the fiscal year ending September 30, 1999. The Board of Directors of the Company knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxyholder discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.


--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted for the nominees for directors set forth below and "FOR" the other listed proposals. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and matters incident to the conduct of the Meeting.


--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

Voting Securities

         Stockholders of record as of the close of business on November 27, 1998 (the "Record Date") are entitled to one vote for each share of common stock of the Company ("Common Stock") then held. As of the Record Date, the Company had 1,358,071 shares of Common Stock issued and outstanding.

         The articles of incorporation of the Company ("Articles of Incorporation") provide that in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. The number of votes that may be cast by any record owner by virtue of the provisions hereof in respect of Common Stock beneficially owned by such persons owning shares in excess of the Limit shall be equal to the total number of votes which a single record owner of all Common Stock owned by such person would be entitled to cast, multiplied by a fraction, the numerator of which is the number of shares of such class or series which are both beneficially owned by such person and owned of record by such record owner and the denominator of which is the total number of shares of Common Stock beneficially owned by such person owning shares in excess of the Limit. Until March 28, 1999, no person shall directly or indirectly offer to acquire or acquire the beneficial ownership of more than 10% of any class of an equity security of the Company. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or his or her affiliates or associates (as defined in the Articles of Incorporation), shares which such person or his or her affiliates or associates have the right to acquire upon the exercise of conversion rights or options and shares as to which such person and his or her affiliates or associates have or share investment or voting power, but shall not include any other shares of voting stock which may be issuable either immediately or at some future date pursuant to any agreement, arrangement, or understanding or upon exercise of conversion rights, exchange rights, warrants, options, or otherwise.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. In the event there are not sufficient votes to constitute a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote for the election of the nominee proposed by the Board of Directors, or to withhold authority to vote for the nominee being proposed. Under the Company's bylaws, directors are elected by a plurality of votes cast, without respect to either (i) Broker Non-votes (shares for which a broker indicates on the proxy that it does not have discretionary authority to vote on a matter) or (ii) proxies as to which authority to vote for the nominee being proposed is withheld.

         Concerning all matters that may properly come before the Meeting, including the ratification of auditors, by checking the appropriate box, a stockholder may; (i) vote "FOR" the item, or (ii) vote "AGAINST" the item, or
(iii) "ABSTAIN" with respect to the item. Unless otherwise required by law, all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

Security Ownership of Certain Beneficial Owners

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended ("1934 Act"). Based upon such reports and information provided by the Company's transfer agent, the following table sets forth, as of the Record Date, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock and as to the Common Stock beneficially owned by executive officers and directors of the Company as a group. Management knows of no persons, other than those set forth below, who owned more than 5% of the outstanding shares of Common Stock at the Record Date.



                                                                     Percent of Shares of
                                               Amount and Nature of      Common Stock
Name and Address of Beneficial Owner           Beneficial Ownership      Outstanding
------------------------------------           --------------------  --------------------

John Hancock Advisers, Inc.                       100,000(1)               7.4%
101 Huntington Avenue
Boston, Massachusetts  02199

Larry Schugart                                    121,077(2)               8.6%
Central and Spruce
Dodge City, Kansas  67801

Landmark Federal Savings Bank Employee            133,018(3)               9.8%
Stock Ownership Plan ("ESOP"), Central and
Spruce, Dodge City, Kansas 67801

Jeffrey S. Halis                                   94,800(4)               7.0%
500 Park Avenue, Fifth Floor
New York, New York 10022

Kahn Brothers & Co., Inc.                         154,601(5)              11.4%
555 Madison Avenue
New York, New York  10022

All Directors and Executive Officers as a         379,252(6)              24.7%
Group (7 persons)

----------------------------------
(1) Number of shares is based on a Schedule 13G, Amendment No. 1, filed with the Securities and Exchange Commission ("SEC") on February 10, 1997 on behalf of the named entity, John Hancock Mutual Life Insurance Company, John Hancock Subsidiaries, Inc., John Hancock Asset Management, and The Berkeley Financial Group.
(2) Includes 57,033 shares of Common Stock subject to options granted pursuant to the 1994 Stock Option Plan which options are exercisable within 60 days of the Record Date.
(3) The ESOP purchased such shares for the exclusive benefit of plan employee participants with borrowed funds. These shares are being allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. Unallocated shares are held in a suspense account. The ESOP Trustee must vote all shares allocated to participant accounts under the ESOP as directed by participants. Unallocated shares and allocated shares for which no timely direction is received will be voted as directed by the ESOP Committee or the Board.
(4) Number of shares based on Amendment No. 4 to a Schedule 13D filed with the SEC on June 22, 1998.
(5) Number of shares based on Amendment No. 2 to a Schedule 13G filed with the SEC on March 13, 1998.
(6) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated. Includes 175,659 shares of Common Stock subject to options granted pursuant to the 1994 Stock Option Plan which options are exercisable within 60 days of the Record Date. Excludes shares held by the ESOP that are not allocated to these individuals.

--------------------------------------------------------------------------------
             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock, on Forms 3, 4 and 5, with the Securities and Exchange Commission ("SEC") and to provide copies of those Forms 3, 4 and 5 to the Company. The Company is not aware of any beneficial owner, as defined under Section 16(a), of more than ten percent of its Common Stock.

         Based upon a review of the copies of the forms furnished to the Company, or written representations from certain reporting persons that no Forms 5 were required, the Company believes that all Section 16(a) filing requirements applicable to its officers and directors were complied with during the 1998 fiscal year.


--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Articles of Incorporation require that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three-year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of five members. As a result, one director will be elected at the Meeting to serve for a three-year term, as noted below, or until a respective successor has been elected and qualified.

         David H. Snapp has been nominated by the Board of Directors to serve as a director. He is currently a member of the Board of Directors. It is intended that proxies solicited by the Board of Directors will, unless otherwise specified, be voted for the election of the named nominee. If the nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason the nominee might be unavailable to serve.

         The following table sets forth the existing directors and nominee, their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Each director of the Company is also a director of the Bank.



                                                                 Shares of
                                                                Common Stock
                         Age at        Year First     Current   Beneficially   Percent
                      September 30,    Elected or     Term to       Owned         of
Name                      1998        Appointed(1)    Expire      (2)(3)(4)     Class
----                     ------       ------------    -------     ---------     ------
                                  BOARD NOMINEE FOR TERM TO EXPIRE IN 2001
David H. Snapp             43             1986         1998       31,352(5)      2.3%

                                       DIRECTORS CONTINUING IN OFFICE

Larry L. Schugart          59             1971         2000      121,077         8.6%
Jim W. Lewis               42             1991         2000       47,812(5)      3.5%
C. Duane Ross              62             1986         1999       31,263(5)      2.3%
Richard A. Ball            45             1995         1999       14,687(5)      1.1%

------------------------------
(1) Refers to the year the individual first became a director of the Bank or Company. All directors of the Bank as of November 1993 became directors of the Company when it was incorporated in November 1993.
(2) Includes shares of Common Stock held directly as well as by spouses or minor children, in trust and other indirect ownership, over which shares the individuals effectively exercise sole or shared voting and investment power, unless otherwise indicated.
(3)  Beneficial ownership as of the Record Date.
(4) Includes shares of Common Stock subject to options that are exercisable within 60 days of the Record Date for the following individuals (in the following amount of shares of Common Stock); C. Ross (13,687), R. Ball (13,687), L. Schugart (57,033), J. Lewis (13,687) and D. Snapp (13,687).
(5) Excludes 133,018 shares of Common Stock held by the Landmark Federal Savings Bank Employee Stock Ownership Plan for which such person serves as plan trustee and exercises shared voting and investment power. Shares which are unallocated to participating employees (approximately 69,272 shares) and shares for which no voting directions are received are voted by the plan trustee as directed by the ESOP Committee or the Board. Once allocated to participant accounts, such Common Stock will be voted by the plan trustee as directed by the plan participant as the beneficial owner of such Common Stock. The plan trustee acts as a fiduciary within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The individuals serving as plan trustee disclaim beneficial ownership of stock held under the ESOP for which they serve as plan trustee.

         The principal occupation of, and other information about, each director and executive officer of the Company is set forth below as of September 30, 1998. All directors and executive officers have held their present positions for five years unless otherwise stated.

         Larry L. Schugart has been with the Bank for 35 years, serving as President since 1985, and has been the President, Chief Executive Officer and a director of the Company since its incorporation in November 1993. He is a former director of the Federal Home Loan Bank of Topeka where he served on the Finance and Executive Committees. Mr. Schugart is a member and chair of various committees of the Heartland Community Bankers Association, is a past Chairman of the Kansas-Nebraska League of Savings and serves as a member of the Governmental Affairs Committee of the America's Community Bankers. In addition Mr. Schugart is a member of the Dodge City Area Chamber of Commerce and the Dodge City/Ford County Development Corporation.

         Jim W. Lewis has served as a director of the Bank since 1991 and of the Company since its incorporation in November 1993. Mr. Lewis is the owner of several automobile dealerships across the State of Kansas, including Dodge City Toyota, Inc. Mr. Lewis is a member of the Dodge City Area Chamber of Commerce. He is also a member of the Finance Committee of the Dodge City Swim Team.

         David H. Snapp has been a director of the Bank since 1986 and of the Company since its incorporation in November 1993. He is a partner in the law firm of Waite, Snapp & Doll in Dodge City, Kansas. Mr. Snapp is also a board member of Arrowhead West, Inc., a mental and physical rehabilitation center, and Catholic Social Service.

         C. Duane Ross has served as a director of the Bank for eleven years and of the Company since its incorporation in November 1993. He has served as Chairman of the Boards of the Company and the Bank since January 1995. He is President of High Plains Publishers, Inc., a publishing/printing company. Mr. Ross is Vice Chairman of the Board of Commissioners of the Dodge City Housing Authority and is a board member and past president of the Dodge City/Ford County Development Corporation and Dodge City Community College Endowment Board. In addition, he is President of the Dodge City Community College Foundation. Mr. Ross is a past president of the Dodge City Area Chamber of Commerce.

         Richard A. Ball has served as a director of the Company and the Bank since 1995. Mr. Ball, a Certified Public Accountant, is a shareholder of Adams, Brown, Beran & Ball, Chtd., an accounting firm with offices in Great Bend, Hays, LaCrosse, Ellinwood and St. John, Kansas. He has served as a board member and board chairman of the Great Bend Chamber of Commerce, Great Bend United Way, Petroleum Club and Barton County Community College Academic Fund Campaign. He has also served on the boards of the Kiwanis Club, Cougar Booster Club, Downtown Development, Mid-Kansas Economic Development and the Kansas Oil & Gas Museum Committee.

         James F. Strovas, age 52, has been employed by the Bank since 1988 and presently serves as Senior Vice President and Chief Financial Officer of the Company and Bank. He is also a board member of the Dodge City Area Community Foundation, the American Heart Association of Ford County, and is a member of the Dodge City Rotary Club.

         Gary L. Watkins, age 43, has been employed by the Bank since 1985 and is currently a Senior Vice President, Chief Operating Officer, and Secretary of the Company and Bank. He is also a member of the Kiwanis and the Board of Directors of Trinity Association. Mr. Watkins is a past Vice President of the Dodge City Area Chamber of Commerce.

Meetings and Certain Committees of the Board of Directors

         The Board of Directors conducts its business through meetings of the Board of Directors and through its committees. All committees act for both the Company and the Bank. During the fiscal year ended September 30, 1998, the Board of Directors of the Company held 12 regular meetings and no special meetings. No director of the Company attended fewer than 75% of the total meetings of the Board of Directors and committee meetings on which such Board member served during this period.

         The Audit Committee, a standing committee, is comprised of the entire Board of Directors. The Audit Committee annually selects the independent auditors and meet with the accountants to discuss the annual audit. The Audit Committee is further responsible for internal controls for financial reporting. The Committee met one time in fiscal year 1998.

         A Nominating Committee is comprised of the entire Board of Directors. The Nominating Committee is not a standing committee. The committee makes nominations for directors prior to the Annual Meeting. The committee will consider nominees recommended by stockholders but has no procedures in effect concerning a recommendation. The committee held one meeting during fiscal year 1998.

--------------------------------------------------------------------------------
                       DIRECTOR AND EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         Each member of the Board of Directors receives a fee of $1,000 per month. No additional fees are paid for committee meetings. For the fiscal year ended September 30, 1998, total fees paid to directors were $60,000.

         Director Deferred Compensation. The Company has established a non-qualified deferred compensation plan for directors by which individual directors may defer payment of director fee compensation. At the election of the director, fees will be invested with an unrelated insurance company rather than paid to the director. Such deferred compensation will be paid to the director upon retirement or upon their request.

         Other Compensation. Directors Ross, Schugart, Snapp and Lewis have received awards of restricted stock under the Management Stock Bonus Plans which plans were approved at the Special Meeting of Stockholders held on June 22, 1994. During the 1998 fiscal year, 5,475 of such shares vested for Mr. Schugart and 1,825 of such shares vested for each of Messrs. Ross, Snapp and Lewis.
During the 1998 fiscal year, Director Ball received options that may be exercised to purchase 2,053 shares of Common Stock.

Executive Compensation

         Summary Compensation Table. The following table sets forth for the fiscal years ended September 30, 1998, 1997 and 1996, certain information as to the total remuneration received by Larry Schugart, the President and the Chief Executive Officer of the Company. No other executive officer of the Company during such periods received total cash compensation in excess of $100,000.

                              Annual Compensation                      Long Term Compensation
--------------------------------------------------------------  --------------------------------
                                                                                Awards
                                                                --------------------------------
           (a)        (b)     (c)    (d)           (e)               (f)            (g)                 (h)
                                                                   Restricted     Securities
Name and Principal  Fiscal                      Other Annual         Stock        Underlying         All Other
Position             Year   Salary   Bonus     Compensation(1)    Award(s)(2)  Options/SARs (#)  Compensation(3)(4)
--------             ----   ------   -----     ---------------    -----------  ----------------  ------------------
Larry Schugart       1998   $97,422  $59,289       $20,289          $  --          --               $45,973
President and CEO    1997   $97,422  $60,307       $17,407             --          --               $53,494
                     1996   $97,422  $22,611       $18,369             --          --               $34,507

----------------
(1) For fiscal year 1998, other annual compensation included director's fees of $12,000 and a housing allowance of $4,669. For fiscal year 1997, other annual compensation included director's fees of $10,500 and a housing allowance of $4,462. For fiscal year 1996, other annual compensation included director's fees of $9,000 and a housing allowance of $4,901.
(2) On September 30, 1998, Mr. Schugart had 5,476 shares of restricted stock that had a total value of $121,841 (calculated by multiplying the aggregate number of shares of restricted stock by the closing market price of the Common Stock on September 30, 1998).
(3) Includes Company's contribution to individual's account under a 401(k) Plan of $2,876, $2,873 and $2,873 during the fiscal years ended September 30, 1998, 1997 and 1996, respectively.

(footnotes continued on next page)

(continued from prior page)

(4) Includes accruals made for the payment which will be made under the Supplemental Executive Retirement Plans to Mr. Larry Schugart upon retirement in the amount of $0, $0 and $0 for the fiscal years 1998, 1997 and 1996, respectively. Includes 2,066.2201 shares valued at $22.25 per share, 2,004.8100 shares valued at $25.25 per share, 1,931.8661 shares valued at $16.375 per share at the closing share price on September 30, 1998, 1997 and 1996, respectively, allocated through the ESOP. Compensation deferred at the election of Mr. Schugart for a deferred compensation plan for directors is included under other annual compensation in this chart.

Employment Agreement

         In May 1998, the Company entered into a three year employment agreement with President Larry Schugart with a base salary of $95,000. The agreement is terminable by the Company for just cause. Just cause is defined in the agreement as termination by reason of personal dishonesty; incompetence; willful misconduct; breach of a fiduciary duty involving personal profit; intentional failure to perform stated duties; willful violation of any law, rule, regulation (other than traffic violations or similar offenses); entering into a final cease-and-desist order; or material breach of any provision of the agreement. If the agreement is terminated for just cause, the employee only receives his salary up to the date of termination. If the Company terminates the agreement without just cause, the employee is entitled to a continuation of salary from the date of termination through the remaining term of the agreement.

         The agreement provides that in the event of involuntary termination of employment in connection with, or within eighteen months after, any change in control of the Company or Bank, the employee will be paid a lump sum or, at his option in periodic payments, a payment equal to 2.99 times the average annual taxable compensation paid during the five years prior to the change in control. If a lump sum payment had been made as of September 30, 1998, Mr. Schugart would have received a payment of approximately $650,000. That payment would be an expense to the Bank, reducing net income and the Bank's capital by that amount. The agreement is renewed annually if the Board of Directors determines that the executive has met its requirements and standards.

Benefits

         Long Term Incentive Plans. The Company does not presently sponsor any long-term incentive plans nor did it make any awards or payouts under such plans during the fiscal year ended September 30, 1998.

         Stock Option Plan. The Company's Board of Directors previously adopted the 1994 Stock Option Plan (the "Option Plan"). The following table sets forth the year end value of options granted pursuant to the Option Plan to the chief executive officer.

                                Aggregated Option/SAR Exercises in Last Fiscal Year, and FY-End Option/SAR Values
                                ---------------------------------------------------------------------------------
     (a)                (b)                  (c)                         (d)                         (e)

                                                                  Number of Securities
                                                                 Underlying Unexercised       Value of Unexercised
                                                                    Options/SARs at        In-The-Money Options/SARs
                                                                       FY-End (#)                at FY-End ($)

                    Shares Acquired
Name                on Exercise (#)    Value Realized($)(1)   Exercisable/Unexercisable  Exercisable/Unexercisable(1)
----                ---------------    --------------------   -------------------------  ----------------------------
Larry Schugart           N/A                  N/A                      57,033 / 0                $698,654 / $0


------------------
(1) Market value of underlying securities at fiscal 1998 year-end (equal to market closing price of $22.25) minus the $10.00 exercise price.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors and employees. The loans were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for the Bank's other customers, and do not involve more than the normal risk of collectibility, nor present other unfavorable features. All loans by the Bank to its directors and executive officers are subject to regulations of the Office of Thrift Supervision ("OTS") restricting loans and other transactions with affiliated persons of the Bank. In addition, loans to an affiliate must be approved in advance by a disinterested majority of the Board of Directors or be within other guidelines established as a result of OTS regulations.


--------------------------------------------------------------------------------
             PROPOSAL II -- RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         Regier Carr & Monroe, L.L.P. was the Company's independent public accountant for the 1998 fiscal year. The Board of Directors intends to renew the Company's arrangement with Regier Carr & Monroe, L.L.P. for the 1999 fiscal year, subject to ratification by the Company's stockholders. A representative of Regier Carr & Monroe, L.L.P. is not expected to be present at the Meeting.

         Ratification   of  the   appointment  of  the  auditors   requires  the
affirmative vote of a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Regier Carr & Monroe, L.L.P. as the Company's auditors for the 1999 fiscal year.


--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this proxy statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting such proxies. If the Company did not have notice of a matter on or before November 22, 1998, it is expected that the persons named in the accompanying proxy will exercise discretionary authority when voting on that matter.

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

         The Company's 1998 Annual Report to Stockholders has been mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of the annual report may obtain a copy by writing to the Secretary of the Company.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be eligible for inclusion in the Company's proxy material for next year's annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive offices at Central and Spruce, Dodge City, Kansas 67801, no later than August 17, 1999.

         In the event the Company receives notice of a stockholder proposal to take action at next year's annual meeting of stockholders that is not submitted for inclusion in the Company's proxy material, or is submitted for inclusion but is properly excluded from the proxy material, the persons named in the proxy sent by the Company to its stockholders intend to exercise their discretion to vote on the stockholder proposal in accordance with their best judgment if notice of the proposal is not received at the Company's main office by November 21, 1999.


--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

         A copy of the Company's annual report on Form 10-KSB for the fiscal year ended September 30, 1998 will be furnished without charge to stockholders as of the record date upon written request to the Secretary, Landmark Bancshares, Inc., Central and Spruce, Dodge City, Kansas 67801.


                                  BY ORDER OF THE BOARD OF DIRECTORS




Dodge City, Kansas
December 15, 1998

[PROXY CARD]

--------------------------------------------------------------------------------
                            LANDMARK BANCSHARES, INC.
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                January 20, 1999
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Landmark Bancshares, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the 1999 Annual Meeting of Stockholders (the "Meeting"), to be held at the Dodge City Country Club, located at North Avenue C, Dodge City, Kansas on
Wednesday, January 20, 1999, at 1:30 p.m., local time and at any and all adjournments thereof, in the following manner:

                                                          FOR  WITHHELD
                                                          ---  --------

1.        The election as director of the nominee
          listed below:                                   |_|    |_|

          David H. Snapp

INSTRUCTIONS: To withhold your vote for the nominee mark the "WITHHELD" box above and write the nominee's name, for whom authority to vote for is being withheld, on the line provided below.

          ----------------------------------------------------------------------

                                                          FOR  AGAINST  ABSTAIN
                                                          ---  -------  -------
2.        The  ratification  of Regier
          Carr & Monroe,  L.L.P.,  as  independent
          auditors of Landmark Bancshares, Inc., for the
          fiscal year ending September 30, 1999.          |_|    |_|      |_|


In their discretion, such attorneys and proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors recommends a vote "FOR" all of the above listed propositions.


--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this proxy by filing a subsequently dated proxy or by written notification to the Secretary of the Company of his or her decision to terminate this proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of an annual report, a Notice of Annual Meeting of Stockholders and a proxy statement dated December 15, 1998.


                                              Please check here if you
Dated:              , 199___         |_|      plan to attend the Meeting.



------------------------------------          ----------------------------------
PRINT NAME OF STOCKHOLDER                     PRINT NAME OF STOCKHOLDER


------------------------------------          ----------------------------------
SIGNATURE OF STOCKHOLDER                      SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.



--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------